UNSECURED  CORPORATE
PROMISSORY  NOTE
$25,000.00
Denver,  Colorado
Date:   December  22,  1999
FOR VALUE RECEIVED, Nanopierce Technologies, Inc. (hereinafter the "Undersigned") promises to pay to the order of Jeffrey Ploen, the principal sum of Twenty-Five Thousand Dollars ($25,000.00) with interest thereon at the rate of 10% per annum from the date of this Note.
This Note shall, at the option of the Holder hereof; become immediately due and payable, without notice or demand, upon the happening of any one of the following specified events:
    (1)  failure  to  pay  any  amount  as  herein  set  forth;
    (2)  in  the  performance  of  any  obligation  to  the  Holder  hereunder;
    (3) insolvency (however evidenced) or the commission of an act of insolvency;
    (4)  the  making  of  a general assignment for the benefit of creditors; and
    (5) the filing of any petition or the commencement of any proceeding by or against the Undersigned or any endorser or guarantor for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions.

Otherwise  this  Note  shall  be  due  on  May  20,  2000.

Holder shall have the right at any time prior to payment, to convert the principal and interest of this Note into restricted common shares of Nanopierce Technologies, Inc., at $0.40 per share.
The Undersigned hereby waives presentment, demand for payment, notice of dishonor and any or all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the Holder in respect of the time of payment or any other provisions of this Note. Upon default of payment hereunder, the Holder may at Holder's election, unless Holder has previously exercised Holder's right to make this Note immediately due and payable, accept payment of all amounts in arrears and, in the event that any such defaulted payment at the time of such payment is more than ten days in arrears, the Undersigned further agrees to pay in addition to other amounts due, a late charge equal to five cents for each dollar of the principal amount so in arrears. In the event the Holder shall institute any action for the enforcement or the collection of the monies due on this Note, there shall be immediately due from the Undersigned, in addition to the unpaid principal, interest and late charges, all costs and expenses of such action, and an attorney's fee of fifteen percent of the amount then owing unpaid by the Undersigned.
                            THE  UNDERSIGNED,
                            NANOPIERCE  TECHNOLOGIES,  INC.


                            ____________________________________________________
                            PAUL  H.  METZIGNER,  PRESIDENT  &  CHIEF  EXECUTIVE
                             OFFICER








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The  execution  and attestation hereof by Paul H. Metzinger, President and Chief
Executive Officer and by Kristi J. Kampmann, Secretary of the Undersigned shall in and of itself;

    (a)  constitute  notice  to  all persons that as President & Chief Executive
Officer and Secretary of the Undersigned they have been duly and validly authorized to execute and attest this Note;
    (b) constitute an acknowledgment to all persons that it is their voluntary act and deed and the act and deed of the Undersigned; and
    (c) constitute an acknowledgment to all persons that the signatures of the President & Chief Executive Officer and of the Secretary of the Undersigned are the original, manual, true and undeniable signatures of the President & Chief Executive Officer and Secretary of the Undersigned; that this Note is made and delivered in the State of Colorado and shall be governed by the laws of the State of Colorado and that the Undersigned consents to the personal jurisdiction of the courts of the State of Colorado, for all purposes, in connection with the enforcement of this Note.

ATTEST:                               THE  UNDERSIGNED
                                      NANOPIERCE  TECHNOLOGIES,  INC.

By:  _________________________________     By:  ________________________________
       Kristi  J.  Kampmann,  Secretary       Paul  H.  Metzinger,  President  &
                                           Chief  Executive  Officer


































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